                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 27, 1998



                         SODEXHO MARRIOTT SERVICES, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                            (State of incorporation)


                  1-12188                              52-0936594
           (Commission File No.)          (I.R.S. Employer Identification No.)



                  10400 Fernwood Road, Bethesda, Maryland 20817
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (301) 380-3100


                          MARRIOTT INTERNATIONAL, INC.
          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant.

         On March 27, 1998, Marriott International, Inc. (referred to as the "Company" prior to the consummation of the transactions mentioned herein, and as Sodexho Marriott Services, Inc. ("SMS") after the consummation of such transactions) consummated a series of transactions that, among other things, resulted in:

- A spinoff ("Spinoff") to the Company's stockholders of all businesses of the Company other than its food service and facilities management business that was effected through the issuance of a special dividend of all of the outstanding shares of capital stock of a new company ("New Marriott") to which the Company had contributed its lodging, senior living and distribution services businesses and which will use the Marriott International, Inc. name;

- A merger ("Merger") pursuant to which the Company acquired the North American operations of Sodexho Alliance, S.A., a worldwide food and management services organization headquartered in France and listed on the Paris Bourse ("Sodexho Alliance");

-    A new Board of Directors to manage the business and affairs of SMS;

- An amended and restated certificate of incorporation and bylaws that changed the name of the Company to Sodexho Marriott Services, Inc. and made certain other revisions;

-    A one-for-four reverse stock split ("Reverse Stock Split"); and

-    A refinancing of outstanding debt.

         The Common Stock of SMS began trading on a "when issued" basis on the New York Stock Exchange ("NYSE") on March 23, 1998 and on a "regular way" basis on March 30, 1998, under the ticker symbol "SDH."

         The Company's stockholders approved all of the transactions and events listed above (other than the listing on the NYSE), as well as certain ancillary items, at a Special Meeting of Stockholders ("Special Meeting") commenced on March 17, 1998 and adjourned to March 20, 1998. (See Item 5 of this report for the voting results on the matters considered at the Special Meeting.) The Special Meeting was preceded by a definitive proxy statement dated February 12, 1998 (the "Proxy Statement") that explained in detail the various transactions and events scheduled for action by stockholders. The Proxy Statement is incorporated by reference into this report, as are news releases issued by the Company on February 24, March 10, 17, 20, 27, 27 and 30, 1998 that are attached hereto as exhibits.


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

         The documents referred to in the preceding paragraph provide a complete explanation of the transactions and events mentioned above, and should be examined by persons desiring full information regarding them. With respect to possible changes in control that may have resulted from these transactions and events, the following information may be relevant:


         The Board of Directors. At the Special Meeting, the Company's stockholders ratified the election of a new eight-person Board of Directors of SMS, only one of whose members (William J. Shaw) had previously served on the Company's Board. Each of the new members will hold office until the 1998 annual meeting of SMS, at which time directors will be elected for a one-year term, expiring on the date of the next annual meeting of stockholders. The persons who now comprise the Board of Directors of SMS are named below, and their background is described on pages 94-96 of the Proxy Statement:

         William J. Shaw, Chairman
         Charles D. O'Dell
         Pierre Bellon
         Bernard Carton
         Edouard de Royere
         John W. Marriott III
         Doctor R. Crants
         Daniel J. Altobello


         Executive Officers. The persons who serve as executive officers of SMS and their positions are listed below. A description of their background appears on pages 97-98 of the Proxy Statement.

         Charles D. O'Dell, President and Chief Executive Officer
         Michel Landel, Executive Vice President
         Anthony F. Alibrio, President, Health Care Services
         Stephen J. Brady, Senior Vice President, Corporate Communications Robert Drury, Corporate Treasurer
         William W. Hamman, President, Higher Education Services
         Randall C. Harris, Senior Vice President and Chief Human Resources Officer
         Lawrence E. Hyatt, Senior Vice President and Chief Financial Officer Robert J. Jantzen, President, Corporate Services
         David R. Smail, Senior Vice President and Chief Information Officer Robert A. Stern, Senior Vice President and General Counsel
         Anthony J. Wilson, Senior Vice President, Marketing and Procurement


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

         Principal Stockholders. Sodexho Alliance transferred to SMS in the Merger its North American operations having a value of approximately $275 million and made a cash payment of $304 million at the same time in exchange for 30,020,673 shares of SMS Common Stock (48.2% of the shares outstanding), after giving effect to the Reverse Stock Split. Pierre Bellon, Chairman and Chief Executive Officer of Sodexho Alliance, and a director of SMS, may be deemed to share beneficial ownership of the stock held by Sodexho Alliance. The Company's restated certificate of incorporation generally prohibits any person or group of related persons from owning 50% or more of the SMS Common Stock for three years after the Spin-Off and Merger.

         Other significant stockholders of SMS as of February 28, 1998 are J. W. Marriott, Jr., the beneficial owner of 3,352,427 shares of Common Stock (approximately 5.4% of the shares outstanding), and Richard E. Marriott, the beneficial owner of 3,237,088 shares of Common Stock (approximately 5.2% of the shares outstanding), after giving effect to the Reverse Stock Split. For more information on the beneficial ownership of the above persons and members of the Board of Directors of SMS, see page 127 of the Proxy Statement.


Item 2.  Acquisition or Disposition of Assets.

         On March 27, 1998, the Company consummated a significant disposition of assets in the Spinoff and a significant acquisition of assets in the Merger, as described briefly in Item 1. For full information regarding these transactions, including pro forma financial information, see the Proxy Statement.


Item 4.  Changes in Registrant's Certifying Accountant.

         In accordance with the terms of the agreement that resulted in the Merger, the Board of Directors of the Company appointed Price Waterhouse LLP ("Price Waterhouse"), a firm of independent public accountants, as independent auditors, effective March 27, 1998. Price Waterhouse replaced Arthur Andersen LLP ("Arthur Andersen"), which served as the Company's independent auditors for fiscal 1996 and 1997 and was dismissed, effective March 27, 1998. Arthur Andersen has been appointed to serve as New Marriott's independent auditors for fiscal 1998.

         The reports issued by Arthur Andersen on the Company's financial statements for fiscal 1996 and 1997 did not contain any adverse opinion or disclaimer of opinion, or any qualification or modification as to uncertainty, audit scope, or accounting principles. SMS is not aware of any disagreements with Arthur Andersen on any matter of accounting principles or practices, financial


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statement disclosure or auditing scope of procedure, which, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

         The appointment of Price Waterhouse, which is discussed on page 159 of the Proxy Statement, was ratified by the Company's stockholders at the Special Meeting. SMS furnished Arthur Andersen with the disclosures contained in this
Item 4 and received a letter from it dated April 1, 1998 addressed to the Securities and Exchange Commission indicating that it agrees with the disclosures concerning it made in this Item.


Item 5.  Other Events.

(a)      Submission of Matters to a Vote of Security Holders

         On March 17, 1998, the Company commenced the Special Meeting and adjourned it to March 20, 1998. According to the report of the Inspectors of Elections dated March 20, 1998 (a copy of which is filed as an exhibit), holders of 104,259,918 common shares out of 125,415,165 common shares outstanding as of the close of business on January 28, 1998 were present, either in person or by proxy.

         At the adjourned Special Meeting, the following proposals, which are more fully described in the Proxy Statement, were voted upon by the stockholders as indicated below. All such proposals received a sufficient number of votes for passage. Prior to the meeting, however, the Company indicated in a press release dated March 17, 1998 (a copy of which is filed as an exhibit) that, notwithstanding the vote at the Special Meeting, New Marriott will include in its proxy statement for its May 1998 annual meeting a separate and independent ballot proposal on whether its dual classes of common stock (i.e., common stock having one vote per share and Class A common stock having ten votes per share) should be retained.

                                            FOR           AGAINST        ABSTAIN
Proposal One
Approval of (a) the Spinoff, (b) the
acquisition of Sodexho North America,
(c) the amendment of the Company's
certificate of incorporation and bylaws,
and (d) the amendment of New Marriott's
certificate of incorporation and bylaws     89,235,072    14,637,884     386,962



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



                                            FOR           AGAINST        ABSTAIN
Proposal Two
------------
Ratification of Pierre Bellon, Bernard
Carton, Edouard de Royere, William J.
Shaw, Charles D. O'Dell, John W.
Marriott III, Doctor R. Crants, and
Daniel J. Altobello as directors of SMS     102,302,028   1,272,720      685,090

Proposal Three
--------------
Ratification of Gilbert M. Grosvenor,
Richard E. Marriott, Harry J. Pearce,
J.W. Marriott, Jr., W. Mitt Romney,
William J. Shaw, Dr. Henry Cheng
Kar-Shun, Floretta Dukes McKenzie,
Roger W. Sant, and Lawrence M. Small
as directors of New Marriott                102,516,689   1,111,057      632,092

Proposal Four
-------------
Ratification of the New Marriott 1998
Comprehensive Stock and Cash
Incentive Plan and the reservation of
shares pursuant to such plan                67,802,066    35,712,300     745,472

Proposal Five
-------------
Ratification of the appointment of
Price Waterhouse LLP as independent
auditors of SMS effective upon
consummation of the transactions            103,064,853   635,131        559,854

Proposal Six
------------
Ratification of the appointment of
Arthur Andersen LLP as independent
auditors of New Marriott                    103,038,558   688,485        532,795

(b)      Refinancing of Debt

         Upon consummation of the transactions described in Item 1 above on March 27, 1998, SMS retained indebtedness of approximately $1.444 billion. As part of a program to repay a portion of this debt immediately and refinance the remainder, (i) the Company and its indirect subsidiary, RHG Finance Corporation ("RHG Finance"), tendered for a total of $720 million principal amount of their respective outstanding publicly held debt, (ii) SMS refinanced the Company's commercial


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paper and indebtedness outstanding under the Company's revolving credit bank facility (the "Former Bank Facility"), and (iii) SMS paid a portion of the outstanding debt to reduce its overall indebtedness to approximately $1.3 billion.

         Tender Offers. The tender offers were completed on March 27, 1998. The amount tendered and accepted was approximately $710 million, or approximately 99 percent of the total outstanding debt for which tenders were made. (For detailed information about the tender offers, see the Company's News Releases dated February 24 and March 27, 1998, which are incorporated by reference into this report and attached hereto as exhibits.) In connection with the tender offers, the Company also engaged in successful consent solicitations for the purpose of eliminating or modifying most of the restrictive covenants contained in the indentures governing the debt for which the tenders were made. Among other things, these revisions enabled SMS to assume the obligations (approximately $6.5 million in amount) remaining after the completion of the tenders and the assumption of $3.5 million in debt by New Marriott following a payment of $3.5 million by SMS to it.

         Refinancing of Debt Outstanding Under Former Bank Facility. To refinance the commercial paper and indebtedness outstanding under the Former Bank Facility, SMS entered into arrangements on March 27, 1998 for two credit facilities for an aggregate of $1.355 billion to be provided by a syndicate of banks. The first facility is a $735 million senior secured credit facility, and the second is a $620 million senior unsecured guaranteed credit facility. For detailed information about these two credit facilities, see pages 121-23 of the Proxy Statement.


(c)      Adjustment in Number of Rights Under Shareholder Rights Plan

         As of March 27, 1998, the Company's Rights Agreement dated October 8, 1993 (the "Shareholder Rights Plan") was amended to reflect the Reverse Stock Split and the number of rights was proportionately adjusted. This adjustment was made pursuant to Section 11(p) of the Shareholder Rights Plan so that the number of rights associated with each share of Common Stock following the Reverse Stock Split will equal the number of rights per share prior to its occurrence. Pursuant to Section 12 of the Shareholder Rights Plan, the Company (i) intends to file shortly with the Rights Agent and with the transfer agent for the Common Stock a certificate setting forth the adjustment and a brief statement of the facts accounting for the adjustment, and (ii) intends to mail a brief summary of the information contained in the certificate to each holder of a Rights Certificate (i.e., each stockholder).


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Financial Statements of Business Acquired

         See pages F-22 through F-39 of the Proxy Statement for the financial statements of Sodexho North America, the business described in Item 2 that was acquired by the Company in the Merger.


(b)      Pro Forma Financial Information

         See pages 69-77 of the Proxy Statement for pro forma financial information required to be included with respect to the acquisition of the business of Sodexho North America described in Item 2.


(c)      Exhibits

Exhibit No.                         Description of Exhibit
    3(a)       Amended and Restated Certificate of Incorporation
    3(b)       Amended and Restated Bylaws

  **4(a)       Supplemental Indenture for Series A Senior Notes, as amended
  **4(b)       Supplemental Indenture for Series B Senior Notes, as amended
  **4(c)       Supplemental Indenture for Series C Senior Notes, as amended
  **4(d)       Supplemental Indenture for Series D Senior Notes, as amended

 **10(a)       Senior Secured Credit Facility Agreement
 **10(b)       Unsecured Guaranteed Credit Facility Agreement

  *20          Definitive Proxy Statement dated February 12, 1998 for Special
               Meeting of Stockholders Scheduled for March 17, 1998

   21          Subsidiaries of the Registrant

   22          Report of Inspectors of Election for Special Meeting of
               Stockholders held on March 20, 1998

   99(a)       News Release dated February 24, 1998
   99(b)       News Release dated March 10, 1998
   99(c)       News Release dated March 17, 1998
   99(d)       News Release dated March 20, 1998

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

Exhibit No.                         Description of Exhibit
   99(e)       News Release dated March 27, 1998
   99(f)       News Release dated March 27, 1998
   99(g)       News Release dated March 30, 1998
   99(h)       Letter from Arthur Andersen dated April 1, 1998.

  *  Previously filed and incorporated by reference
**  To be filed by amendment




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SODEXHO MARRIOTT SERVICES, INC.


Date      April 3, 1998            By:   /s/ Robert A. Stern
    -----------------------           ------------------------------
                                          Robert A. Stern
                                          Senior Vice President and
                                            General Counsel




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